Exhibit 10.7

SIXTH AMENDMENT TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of June 18, 2004 (this “Amendment”), is entered into among AMPHENOL FUNDING CORP., a Delaware corporation (the “Seller”), AMPHENOL CORPORATION, a Delaware corporation (“Amphenol”), FAIRWAY FINANCE COMPANY, LLC (as successor to Pooled Accounts Receivable Capital Corporation), a Delaware limited liability company (the “Purchaser”), and HARRIS NESBITT CORP. (formerly, Nesbitt Burns Securities, Inc.), a Delaware corporation, as the agent for the Purchaser (in such capacity, the “Agent”).

RECITALS:

WHEREAS, the Seller, Amphenol, the Purchaser and the Agent are parties to the Amended and Restated Receivables Purchase Agreement dated as of May 19, 1997 (as amended through the date hereof, the “Agreement”); and

WHEREAS, the parties hereto desire to further amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             Defined Terms.  Capitalized terms used but not defined herein have the meaning set forth in the Agreement and Appendix A thereto. In addition, the following terms have the following respective meanings:

2.             Amendment.  Section 1.05(a) of the Agreement is hereby amended and restated in its entirety as follows:

(a) The “Commitment Termination Date” shall be the earlier of (i) July 16, 2004 (as may be extended, the “Scheduled Commitment Termination Date”) and (ii) the date of termination of the Commitment pursuant to Section 1.06 or Section 9.02.

3.             Representations and Warranties. Each of the Seller (as to itself) and Amphenol (as to itself and with respect to each other Originator) hereby represents and warrants to the Purchaser and the Agent as follows:

(a)           Representations and Warranties. The representations and warranties contained in Sections 6.01 and 6.02 of the Agreement are true and correct as of the date hereof.

(b)           Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. The Agreement (as amended hereby) is its valid and legally binding obligations, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(c)           No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

4.             Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement,” “hereof,” “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

5.             Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Agent of an original of this Amendment duly executed and delivered by each of the parties hereto in form and substance satisfactory to the Agent in its reasonable discretion.

6.             Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

7.             Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

8.             Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

AMPHENOL FUNDING CORP.

By:
Name:
Title:

AMPHENOL CORPORATION

By:
Name:
Title:

S-1

FAIRWAY FINANCE COMPANY, LLC,
as Purchaser

By:
Name:
Title:

HARRIS NESBITT CORP., as Agent

By:
Name:
Title:

By:
Name:
Title:

S-2